Equity-Accounted Investees and Joint Business	12 Months Ended
Dec. 31, 2025
Equity-Accounted Investees and Joint Business
Equity-Accounted Investees and Joint Business

(10)Equity-Accounted Investees and Joint Business

Details of this caption in the consolidated balance sheet at 31 December 2025 and 2024 are as follows:

		Millions of Euros		Millions of Euros
	% ownership (*)	31/12/2025	% ownership (*)	31/12/2024
Grifols Egypt for Plasma Derivatives S.A.E.	49.00%	76	49.00%	63
BioDarou P.J.S. Co.	39.40%	2	34.30%	6
Grifols Canada Plasma, Inc.	50.10%	19	—%	—

Total equity - accounted investees		97		69

(*) This percentage also refers to the voting interest.

Movement in the investments in equity-accounted investees for the year ended 31 December 2025 is as follows:

	Millions of Euros
	2025
	Equity accounted investees with similar activity to that of the Group
	Grifols Egypt for
	Plasma Derivatives		Grifols Canada
	S.A.E.	BioDarou P.J.S. Co.	Plasma, Inc.	Total
Balance at 1 January	63	6	—	69

Acquisitions	20	—	19	39
Share of profit / (losses)	(4)	—	—	(4)
Share of other comprehensive income / translation differences	(3)	—	—	(3)
Collected dividends	—	—	—	—
Impairment loss	—	(4)	—	(4)
Transfers	—	—	—	—
Balance at 31 December	76	2	19	97

Movement in the investments in equity-accounted investees for the year ended 31 December 2024 is as follows:

	Millions of Euros
	2024
	Equity accounted investees with similar activity to that of the Group				Rest of equity accounted investees
	Shanghai RAAS	Grifols Egypt
	Blood Products	for Plasma	BioDarou
	Co., Ltd.	Derivatives S.A.E.	P.J.S. Co.	Total	Mecwins, S.A.	Total	Total
Balance at 1 January	361	46	11	418	3	3	421

Acquisitions	—	41	—	41	—	—	41
Share of profit / (losses)	13	—	(4)	9	—	—	9
Share of other comprehensive income / translation differences	—	(24)	5	(19)	—	—	(19)
Collected dividends	(7)	—	—	(7)	—	—	(7)
Uncollected dividends	—	—	(6)	(6)	—	—	(6)
Transfers	(367)	—	—	(367)	(3)	(3)	(370)
Balance at 31 December	—	63	6	69	—	—	69

Additionally, as a result of the sale of SRAAS in 2024, an operating profit of Euros 34 million was generated, which was recorded under the heading ‘Profit of equity accounted investees with similar activity to that of the Group’ in the attached 2024 Consolidated Statements of Profit and Loss.

Movement in the investments in equity-accounted investees for the year ended 31 December 2023 is as follows:

	Millions of Euros
	2023
	Equity accounted investees with similar activity to that of the Group				Rest of equity accounted investees
	Shanghai RAAS	Grifols Egypt			Albajuna
	Blood Products	for Plasma	BioDarou		Therapeutics,	Mecwins,
	Co., Ltd.	Derivatives S.A.E.	P.J.S. Co.	Total	S.L	S.A.	Total	Total
Balance at 1 January	1,453	36	5	1,494	1	3	4	1,498
Acquisitions	—	20	—	20	—	—	—	20
Share of profit / (losses)	62	(1)	3	64	(1)	—	(1)	63
Share of other comprehensive income / translation differences	(57)	(9)	4	(62)	—	—	—	(62)
Collected dividends	(7)	—	—	(7)	—	—	—	(7)
Uncollected dividends	—	—	(1)	(1)	—	—	—	(1)
Transfers	(1,090)	—	—	(1,090)	—	—	—	(1,090)
Balance at 31 December	361	46	11	418	—	3	3	421

The main movements of the equity-accounted investees with similar activity to that of the Group are explained below:

Canadian Plasma Resources Corporation

On November 1, 2025, the Group acquired 50.10% of the share capital of Canadian Plasma Resources Corporation (CPR), a private Canadian company engaged in plasma collection for the manufacture of plasma-derived therapies. The transaction was executed through the subscription of new shares for an approximate amount of Canadian Dollars 27 million (Euros 19 million), including costs directly attributable to the transaction. After the transaction, the company has been renamed Grifols Canada Plasma, Inc.

Nevertheless, notwithstanding the majority shareholding acquired, the governance structure and the contractual arrangements in place restrict Grifols’ ability to control Grifols Canada Plasma, Inc. In particular:

●	Governance structure and direction of relevant activities: The shareholders’ agreements establish that the management and direction of the relevant activities of Grifols Canada Plasma, Inc. correspond to the Sole Director, who is appointed by the block of shareholders that existed prior to the transaction. The Sole Director holds full decision‑making authority over operating activities—including the approval of the business plan, the annual budget, the dividend policy, and the direction of operations—without any contractual mechanisms requiring such decisions to be submitted to Grifols for approval.
●	Absence of substantive rights to appoint or remove the governing body: Grifols does not hold substantive rights enabling it to unilaterally appoint, dismiss, or replace the Sole Director, nor to directly or indirectly direct key decisions relating to the relevant activities. Its ability to intervene is limited to exceptional situations of a regulatory or severe reputational nature.
●	Protective rights: Grifols holds only protective rights over certain extraordinary or structural decisions (e.g., amendments to the bylaws, changes to the corporate purpose, issuance of capital instruments, significant corporate transactions, or the creation of subsidiaries). These rights are intended to safeguard Grifols’ investment and do not confer the power to direct the relevant activities of the entity.
●	Absence of veto rights or alternative control mechanisms: There are no additional contractual arrangements granting Grifols the ability to veto ordinary management decisions, nor mechanisms that alter the allocation of decision‑making power as defined in the governance structure.
●	Joint bodies with an advisory role: The agreement provides for the existence of joint committees of a technical or quality‑related nature, whose role is exclusively advisory or supervisory. These committees do not have decision‑making powers or binding authority over management, and therefore do not affect the assessment of control.
●	Call and put options not exercisable at the closing date (Note 29(c)): The agreement includes a call option in favor of Grifols and a put option exercisable by the pre‑existing shareholders. However, neither option is exercisable as of the closing date, and therefore they do not give rise to potential voting rights to be considered in the control assessment.

Consequently, even though Grifols holds a majority interest in the share capital, it does not have power over the relevant activities, cannot unilaterally direct the financial and operating policies, and does not control the governing bodies. Therefore, the investment in Grifols Canada Plasma, Inc. is accounted for using the equity method, as Grifols has the ability to exercise significant influence over decisions relating to financial and operating policies.

As part of the acquisition agreement of Grifols Canada Plasma, Inc., the Group, through GWWO, has granted a loan intended to finance operating needs and facilitate the transition until full acquisition. The initial amount of the loan was Canadian Dollar 2 million, disbursed in the first phase of the agreement in November 2025. This loan is designed to increase progressively based on Grifols Canada Plasma, Inc. operating activity. The mechanism provides for additional drawdowns calculated monthly according to the volume of plasma collected. At year-end, the outstanding balance amounts to Canadian Dollar 3 million (Euros 2 million).

Grifols Egypt for Plasma Derivatives (S.A.E.)

On 29 July 2021, a cooperation agreement was signed with the Egyptian company National Service Projects Organization (“NSPO”) to incorporate a new entity in Egypt. The aim of this alliance is to help build a platform to bring self-sufficiency in plasma-derived medicines in the country through the construction and operation of 20 plasma collection centers, a fractionation plant, and a protein purification and dosing plant.

Grifols and NSPO hold 49% and 51% respectively in the new entity. The agreement includes a call option and a put option for both shareholders which allows them to acquire or sell their entire stake to the counterparty (Note 29(c)).

The Group made a first contribution of US Dollars 37 million (equivalent to Euros 30 million at the date of integration), and in exchange received Grifols Egypt for Plasma Derivatives (S.A.E.) shares representing 49% of its share capital, which would initially amount to US Dollars 300 million. The Company undertook to make the contributions for the outstanding amount corresponding to its interest as the capital requirements were approved. As a result, the Group made a further capital contribution of US Dollars 22 million during 2025 (US Dollars 44 million in 2024 and US Dollars 22 million in both 2023 and 2022, respectively), equivalent to 49% of the total capital capital increase made. Thus, the total contributions made by the Group amount to US Dollars 147 million as of December 31, 2025, equivalent to 49% of its share capital, which total amounts is US Dollar 300 million.

Under the planned investment program, the company has committed to additionally contribute US Dollar 44 million in 2026, US Dollar 39 million in 2027, and US Dollar 15 million in 2028.

Shanghai RAAS Blood Products Co. Ltd.

As a result of the sale in 2024 of the 20% equity interest in Shanghai RAAS (SRAAS), which had previously been reclassified as a non‑current asset held for sale in 2023 in accordance with IFRS 5, the Group recognized net proceeds associated with the transaction amounting to Euros 1,564 million, after settling the corresponding taxes in China.

The transaction was accompanied by the arrangement of a EUR/RMB foreign exchange forward contract, which was not designated as an accounting hedge. As a result, the funds received amounted to Euros 1,560 million, with a foreign‑exchange loss of Euros 18 million and a gain of Euros 13 million arising from the financial instrument entered into being recognized simultaneously (Note 25).

Accordingly, Grifols lost its significant influence over its investment in SRAAS, and the remaining 6.58% interest in SRAAS shares is considered a financial asset measured at fair value through Other Comprehensive Income. Its fair value at the transaction date was determined based on the quoted market price of SRAAS shares on that date. In addition, Grifols lost its indirect ownership interest in GDS previously held through its investment in SRAAS, which resulted in an increase of Euros 508 million in equity attributable to non‑controlling interests.

This transaction did not have a material impact on the Consolidated Statements of Profit and Loss for 2024 and is calculated as follows:

Million of euros
Selling price	1,608
Fair value of SRAAS 6.58%	434
Minus: book value of the Non-current asset held for sale and transaction costs	(1,124)
Minus: book value of the Investment accounted for using the equity method as the date of loss of the significant influence	(368)
Minus:increase of the minority interest of GDS (see Note 19)	(508)
Other contractual obligations (see Note 29)	(10)
Result before the reclassification of translation differences	32
Accumulated translation differences in equity	2
Transaction result: profit	34
Taxes on profits in China and Spain	(35)
Result net of taxes	(1)

The result of the transaction includes an unrealized gain corresponding to the revaluation of the investment retained by Grifols in SRAAS at fair value in the amount of Euros 68 million.

BioDarou P.J.S. Co.

On 25 April 2022, and after obtaining all regulatory approvals, Grifols closed the acquisition of 70.18% of the share capital of Biotest AG for Euros 1,461 million (note 3). Biotest AG is the parent company of a consolidated group of companies, which includes a joint venture investment corresponding to a 49% interest held by Biotest Pharma GmbH in BioDarou P.J.S. Co, whose registered office is in Tehran, Iran, and which is accounted for using the equity method.

The company’s goal is to collect plasma, process it into immunoglobulins, factors and human albumin through Biotest AG and then sell the finished products in Iran.

Albajuna Therapeutics, S.L.

In 2016, Grifols made a capital investment of Euros 4 million in exchange for 30% of the shares of Albajuna Therapeutics, S.L. Since 2018, as a result of a planned investment in accordance with the Shareholders’ Agreement of January 2016, Grifols held a 49% stake in the company’s capital. Albajuna Therapeutics, S.L. is a Spanish research company founded in 2016 which main activity is the development and manufacture of therapeutic antibodies against HIV.

On 9 October, 2023, Grifols, through its 100% owned subsidiary Grifols Innovation and New Technologies Limited, reached an agreement to acquire all the shares of Albajuna Therapeutics, S.L. for the remaining 51% for a total amount of Euro 1. With the acquisition of 100% of the shares, Grifols obtained control over Albajuna Therapeutics, S.L. and, therefore, it has become a group company and is consolidated (note 3).

Mecwins, S.A.

On 22 October 2018 Grifols allocated Euros 2 million to the capital increase of Mecwins through Progenika Biopharma, reaching 24.99% of the total capital.

Mecwins is a spin-off of the Institute of Micro and Nanotechnology of the Center for Scientific Research (CSIC), specialized in the development of innovative nanotechnological analysis tools for the diagnosis and prognosis of diseases.

Mecwins has developed ultrasensitive optical reading immunoassay technology from nanosensors for the detection of protein biomarkers in blood. This technology has potential applications in fields such as oncology, cardiovascular and infectious diseases.

The injection of capital, in which CRB Inverbio also participated with an additional Euros 2 million, enabled Mecwins to start developing pre-commercial prototypes of this technology and for Grifols to position itself in the field of nanotechnology applied to diagnosis.

In 2021, Mecwins, S.A. acquired own shares from Progenika Biopharma, S.A. to generate treasury stock. This acquisition caused the percentage of ownership in Mecwins, S.A. to decrease to 24.59%.

As of December 31, 2024, since the group ceased to exercise significant influence because it no longer had representation on the Board of Directors and could not intervene in financial policy decisions or its operation, the investment was reclassified as a financial asset with changes in “Other Comprehensive Income” (note 11).

The most recent financial statements available of the main equity-accounted investments of Grifols are as follows:

Balance sheet:

	Millions of Euros
	31/12/2025		31/12/2024
	Grifols Egypt for		Grifols Egypt for
	Plasma Derivatives	Grifols Canada	Plasma Derivatives
	S.A.E.	Plasma, Inc.	S.A.E.
Non-current assets	115	13	98
Current assets	101	8	92
Cash and cash equivalents	22	2	29
Non-current liabilities	(9)	(7)	(7)
Non-current financial liabilities	(8)	(7)	(7)
Current liabilities	(46)	(18)	(45)
Net assets	175	(9)	160

P&L:

	Millions of Euros
	2025		2024	2023
	Grifols Egypt for		Grifols Egypt for	Shanghai RAAS	Grifols Egypt for
	Plasma Derivatives	Grifols Canada	Plasma Derivatives	Blood Products Co.,	Plasma Derivatives
	S.A.E.	Plasma, Inc.	S.A.E.	Ltd.	S.A.E.
Net revenue	28	3	13	778	—
Net profit	(13)	—	4	234	(4)

Joint arrangement:

Biotek America, LLC

Grifols entered into a collaboration agreement with ImmunoTek GH, LLC (“ImmunoTek”) for the opening and management of 28 plasma collection centers. The transaction was executed through the creation of Biotek America LLC (“ITK JV”), which created a series of shares for each center (silos). Grifols held 75% of each series of shares, and ImmunoTek held the remaining 25%. Approximately three years after the opening of each center, according to the agreement, Grifols would acquire the collection centers.

As of December 31, 2025, Grifols has completed the acquisition of all plasma centers, which are now managed through the Group’s subsidiary Biomat Holdings LLC, thereby concluding the collaboration agreement and, consequently, the joint operation (Note 3).

The collaboration agreement between the Group and Immunotek has involved, as of December 31, 2025 and 2024:

●	The construction, licensing, and commissioning by ImmunoTek of a total of 28 plasma centers in the United States.
●	The sale to Grifols of the 28 centers amounted to USD 547 million (EUR 514 million). Fourteen centers were incorporated in April and July 2024, in two phases of seven centers each. Subsequently, eight centers were acquired in January 2025, and the remaining six in February 2025 (see Note 3).
●	Grifols made advances of up to US Dollars 5 million for each center to ImmunoTek (US Dollars 140 million) for the 28 centers (Euros 134 million), which has been deducted from the purchase price of the last 14 centers.
●	All of the plasma collected by ITK JV through the 28 centers is sold exclusively to Grifols in exchange for an agreed price. Plasma purchases made from ITK JV in 2024 and 2023 amounted to Euros 236 million and Euros 234 million, respectively.
●	ImmunoTek, up to the date of the acquisition of the centers and completion of the collaboration agreement, exclusively managed the centers in exchange for a management fee, which amounted to Euros 8 million until June 2023. Subsequently, as a result of a contractual modification, the management fees became fixed amounts of Euros 28 million as of December 31, 2024 (Euros 15 million as of December 31, 2023).
●	As manager, up to the date of the acquisition of the centers and the completion of the collaboration agreement, it was able to carry out all acts it deemed necessary under its sole and exclusive responsibility, but always within the activities agreed by the parties. The agreement could only be terminated with the unanimous consent of the parties. However, the manager was not authorized to act under a delegated power, insofar as it had exposure to management fees and to the achievement of objectives aimed at maximizing the selling price of each series.
●	It was agreed that, once ITK JV has been liquidated and payments to the creditors of ITK JV or of each series have been made, the advances contributed by the participants shall be reimbursed, in this case, the advances provided by Grifols. Any remaining balance, if any, shall be distributed among the partners in proportion to their shareholding (Immunotek 25%; Grifols 75%).
●	None of the series should be responsible for expenses incurred or attributed to the other series. All profit, loss, income and expense items would be allocated to ImmunoTek, including any tax benefits derived therefrom. However, all assets and liabilities correspond to each of the series. Therefore, each of the series has a separate legal personality, with assets and liabilities isolated from the rest, i.e. each series is a SILO.
●	Grifols, through Grifols Shared Services North America, Inc. acts as guarantor of two ImmunoTek plasma center lease agreements that are not affected by the collaboration under Biotek America, LLC. In addition, and as a result of the acquisition of the Group 4 Centers, these are encumbered as collateral of the Promissory Note and (following the same guarantee provided by Grifols S.A. under the Collaboration Agreement with Immunotek) the Promissory Note is guaranteed by Grifols, S.A.

The amounts paid net of deposits and on the basis of a minimum production and existence of the centers at the time of purchase, were the following (note 3):

	Millions
	US Dollar	Euros
Group 3	78	75
Group 4	62	59
Total	140	134

Until the acquisition date of the centers and the completion of the collaboration agreement, regardless of whether Grifols held a 75% stake and whether the management was transferred to ImmunoTek, there was joint control until Grifols acquired the centers and would be accounted for as a joint operation based on the contractual conditions: (i) joint decision-making power on the relevant activities; (ii) Grifols’ exposure to the 75% stake, the advances paid, the guarantees granted and the contracts for the purchase of plasma supply; (iii) significant exposure of the other shareholder to the results of the silos generated and their fees, given that it did not act with delegated power and, (iv) relation between the two.

Therefore, to the extent that there was joint control and each series was representative of a silo and was designed and created to sell all the plasma collected to Grifols, which advanced the necessary funds for the development of the series and guaranteed the obligations, they should be considered joint agreements. However, there was a disproportion between Grifols’ percentage stake in the series, which amounted to 75%, and the economic exposure to assets and liabilities of 100%, while the income and expenses and tax benefits derived therefrom from the period prior to the acquisition were attributed to ImmunoTek. As a result, the losses generated by the series during the period prior to the acquisition were attributed to the other shareholder under the tax transparency regime.

Below is a breakdown of the aggregate balances of the centers as of 31 December 2024, excluding balances with Grifols:

	Millions
	US Dollars	Euros
	31/12/2024	31/12/2024
Non-current assets	54	52
Current assets	27	26
Total assets	81	78

Non-current liabilities	56	54
Current liabilities	47	45
Total liabilities	103	99

Grifols’ balances	6	6
Total Equity	(28)	(27)

	Millions
	US Dollars	Euros
	31/12/2024	31/12/2024
Net revenue	206	190
Net profit	6	6